                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 27, 2000
                                 --------------
                                (Date of Report)

                               September 12, 2000
                               ------------------
                        (Date of Earliest Event Reported)

                        COVAD COMMUNICATIONS GROUP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

                                    000-25271
                                      -----
                            (Commission File Number)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                   77-0461529
                                     ------
                      (I.R.S. Employer Identification No.)

             2330 Central Expressway, Santa Clara, California 95050
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 987-1000
                                    --------
              (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets.

         On September 14, 2000, Covad Communications Group, Inc. ("Covad") announced that it had entered into an Acquisition Agreement, dated as of September 8, 2000 (the "Acquisition Agreement"), which sets forth the terms and conditions of its acquisition (the "Acquisition") of Loop Holdings Europe APS, a Danish entity which owns preferred shares representing 70% of Loop Telecom, S.A., a Spanish full-service broadband service provider for small and medium-sized businesses, for $15 million in cash, a note for $15 million payable six months after the closing and a note for $20 million payable one year after closing. The Acquisition closed on September 21, 2000. Copies of the Acquisition Agreement and the related Shareholders' Agreement are included herein as
Exhibit 2.1 and Exhibit 2.2 and a copy of the press release of Covad with respect to the Acquisition is included herein as Exhibit 99.1. The Acquisition Agreement, the related Shareholders' Agreement and the press release are incorporated by reference into this Item 2 and the foregoing description is qualified in its entirety by reference to such exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)      Financial statements of business acquired:

       To be filed by amendment by November 29, 2000.

       (b)      Pro forma financial information:

       To be filed by amendment by November 29, 2000.

       (c)      Exhibits:

2.1 Acquisition Agreement, dated as of September 8, 2000, among Covad Communications Group, Inc., Greenaway Holdings Ltd., Loop Holdings Europe APS, Loop Telecom, S.A. and the shareholders of Loop Telecom, S.A.

2.2 Shareholders' Agreement, dated as of September 12, 2000, among Loop Holdings Europe APS, Loop Telecom, S.A., Covad Communications Group, Inc. and the other shareholders of Loop Telecom, S.A.

99.1 Press Release, dated September 14, 2000, announcing the acquisition by Covad Communications Group, Inc. of Loop Holdings Europe APS.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 27, 2000


                                            COVAD COMMUNICATIONS GROUP, INC.


                                            By: /s/ DHRUV KHANNA
                                               -----------------------
                                            Name:  Dhruv Khanna
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary


                                       2
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                EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION

2.1 Acquisition Agreement, dated as of September 8, 2000, among Covad Communications Group, Inc., Greenaway Holdings Ltd., Loop Holdings Europe APS, Loop Telecom, S.A. and the shareholders of Loop Telecom, S.A.

2.2 Shareholders' Agreement, dated as of September 12, 2000, among Loop Holdings Europe APS, Loop Telecom, S.A., Covad Communications Group, Inc. and the other shareholders of Loop Telecom, S.A.

99.1 Press Release, dated September 14, 2000, announcing the acquisition by Covad Communications Group, Inc. of Loop Holdings Europe APS.